Exhibit 10.1
SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

    THIS SECOND AMENDMENT TO EMPLOYMENT AGREEMENT (the “Amendment”) is made and entered into as of August 21, 2025 by and between Bandwidth Inc., a Delaware corporation, having offices at 2230 Bandmate Way, Raleigh, North Carolina 27607 USA (“Bandwidth”), and Daryl E. Raiford (“Executive”)

WHEREAS, Bandwidth and Executive previously entered into an Employment Agreement, dated as of July 6, 2021 (as amended, the “Employment Agreement”); and
WHEREAS, Bandwidth and Executive desire to amend the Employment Agreement as provided in this Amendment.
NOW, THEREFORE, in consideration of the premises herein contained, Bandwidth and Executive hereby agree to amend the Employment Agreement as follows:
1.Section 3.3.3 is hereby amended and restated in its entirety, as follows:
2.“3.3.3    All of Executive’s unvested RSU’s and any other equity award granted to Executive by Bandwidth that is scheduled to vest solely based on the passage of time (as opposed to performance goals) will become fully vested upon Executive’s death prior to termination or expiration of this Agreement.

3.This Amendment does not supersede the terms and conditions of the Employment Agreement, except to the extent expressly described herein.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment on the day and year first above written.

Bandwidth:

BANDWIDTH INC.

By    /s/ Rebecca Bottorff
    Rebecca Bottorff
    Chief People Officer

Executive:

/s/ Daryl E. Raiford
Daryl E. Raiford

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